UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A
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Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant   ☑
Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☑ Preliminary Proxy Statement
☐  Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material under Rule 14a-12

CORD BLOOD AMERICA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑  No fee required

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transaction applies:
(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:

☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:
(2)  Form, Schedule or Registration Statement No.:
(3)  Filing Party:
(4)  Date Filed:

CORD BLOOD AMERICA, INC.
_____________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 14, 2015
______________

To our shareholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Cord Blood America, Inc., a Florida corporation (the “Company”) will be held on Tuesday, July 14, 2015, at 10:00 a.m., Pacific Standard time, at the Company’s principal executive office at 1857 Helm Drive, Las Vegas, NV, 89119, for the following purposes:

1.	To elect five directors nominated by the Board of Directors named in the attached Proxy Statement;
2.	To ratify the appointment of De Joya Griffith, LLC as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2015;
3.
To consider and act upon a proposal to approve an amendment to the Amended and Restated Articles of  Incorporation of the Company to declassify the Board of Directors and to require that all directors stand for annual election;

4.
To consider and act upon a proposal to approve an amendment to the Amended and Restated Articles of Incorporation to change the shareholder vote required to amend Articles III, IV, and V of the Articles of Incorporation from a supermajority common shareholder vote requirement to a majority vote requirement;

5.
To consider and act upon a proposal to approve an amendment to the Amended and Restated Articles of Incorporation to require that, in the case of a combination, the authorized shares should be reduced commensurately with the reduction in outstanding shares and approval to conform cross-references and other immaterial clean-up changes in the Amended and Restated Articles of Incorporation;

6.	To approve (on an advisory basis) the Company's executive compensation;
7.	To conduct an advisory vote on the frequency of future advisory votes on executive compensation; and
8.	To transact such other business as may properly come before the Annual Meeting, including any adjournment thereof.

The Company’s Board of Directors has fixed Tuesday, June 9, 2015, at the close of business, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or adjournments of the meeting.  Your vote is very important. Whether or not you plan to attend the Annual Meeting, in order to ensure representation of your shares, please vote today in one of the following ways:

●    by Internet, by visiting the website shown on your proxy card;

●    by telephone, by using the toll-free telephone number shown on your proxy card; or

●    by mail, mark, sign, date and return the enclosed proxy card using the postage-paid envelope provided; or

●    in person at the Annual Meeting.

By the Order of the Board of Directors
David Sandberg
Chairman
Las Vegas, Nevada
May 22, 2015

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
to be Held on July 14, 2015

The Proxy Statement and Annual Report to Shareholders are available at
http://www.hivedms.com/cordblood
Information on our website, other than this Proxy Statement, is not a part of this Proxy Statement.

ii

CORD BLOOD AMERICA, INC.
PROXY STATEMENT
TABLE OF CONTENTS

Information Concerning Solicitation and Voting	1
Solicitation	1
Voting Results	2
Deadline for Receipt of Shareholder Proposals	4
Fiscal Year End	4
Beneficial Ownership	4
Compliance with Section 16(a) of the Exchange Act	6
Corporate Governance and Board of Directors Matters	6
Role of the Board of Directors’ Committees	7
Board Diversity	8
Selection of Nominees for the Board of Directors	8
Board Leadership	9
Risk Oversight	9
Determinations of Director Independence	9
Board of Directors Meetings during Fiscal 2014	9
Policy Regarding Attendance at Annual Meeting of Shareholders	9
Communication with the Board of Directors	9
Code of Business Conduct and Ethics and Senior Code	10
Compensation Committee Interlocks and Insider Participation	10
Certain Relationships and Related Transactions	10
Proposal No. 1 Election of Directors	11
Nominees	11
Board Composition	12
Recommendation of the Board of Directors	12
Proposal No. 2 Ratification of Appointment of Independent Registered Certified Public Accounting Firm	12
Audit Committee Report	12
Principal Accounting Fees and Services	13
Recommendation of the Board of Directors	14
Proposal No. 3 Approval of an Amendment to the Company’s Amended and Restated Articles of Incorporation to Declassify the Board of Directors and Provide for the Annual Election of Directors	14
Proposal No. 4 Approval of an Amendment to the Company’s Amended and Restated Articles of Incorporation to Change the Supermajority Common Shareholder Vote Requirement for Amendments to the Articles of Incorporation to a Majority Vote Requirement	15
Proposal No. 5 Approval of Amendment to the Amended and Restated Articles of Incorporation to Require that, in the Case of a Combination, the Authorized Shares Should be Reduced Commensurately with the Reduction in Outstanding Shares and Approval to Conform Cross-References and Other Immaterial Clean-Up Changes in the Amended and Restated Articles of Incorporation	16
Proposal No. 6 Advisory Vote on Executive Compensation	17
Summary Compensation Table	20
2014 Grants of Plan-Based Awards	20
2014 Outstanding Equity Awards at Fiscal Year-End	20
Proposal No. 7 Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation	21
Other Procedural Matters	22

APPENDIX A – SECOND AMENDED & RESTATED ARTICLES OF INCORPORATION	A-1

iii

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD OR VOTING INSTRUCTION CARD OR VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE.

CORD BLOOD AMERICA, INC.
____________

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
JULY 14, 2015
____________

Information Concerning Solicitation and Voting

Solicitation

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) on behalf of the Company for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on July 14, 2015 at 10:00 a.m., Pacific Standard Time, at 1857 Helm Drive, Las Vegas, NV, 89119, and at any adjournments of the Annual Meeting.  The Company’s principal executive office is located at 1857 Helm Drive, Las Vegas, NV, 89119, and its telephone number at that location is (702) 914-7250.

All shareholders may view and print the Proxy Statement at http://www.hivedms.com/cordblood. The Proxy Statement is also available on the Company’s website at www.cordblood-america.com.

This Proxy Statement and Form of Proxy for Cord Blood America, Inc. is being first sent to shareholders on or about June 24, 2015.  The record date established by the Company for purposes of determining the number of outstanding shares of Voting Capital Stock of the Company has been fixed at Tuesday, June 9, 2015, (the “Record Date”).

INFORMATION ABOUT THE ANNUAL MEETING

WHEN IS THE ANNUAL MEETING?

July 14, 2015, 10:00 a.m. Pacific Standard Time.

WHERE WILL THE ANNUAL MEETING BE HELD?

The meeting will be held at 1857 Helm Drive, Las Vegas, NV, 89119.

WHAT ITEMS WILL BE VOTED UPON AT THE ANNUAL MEETING?

At the Annual Meeting and any adjournment or adjournments of the Annual Meeting, the Company’s shareholders (the “Shareholders”) will be asked to consider and act upon the following proposals:  (1) elect five directors nominated by the Board named in the attached Proxy Statement; (2) to ratify the appointment of De Joya Griffith, LLC as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2015; (3) to consider and act upon a proposal to approve an amendment to the Amended and Restated Articles of Incorporation of the Company (the “Articles”) to declassify the Board and to require that all directors stand for annual election; (4) to consider and act upon a proposal to approve an amendment to the Amended and Restated Articles of Incorporation to change the shareholder vote required to amend Articles III, IV and V of the Articles of Incorporation from a supermajority common shareholder vote requirement to a majority vote requirement; (5) to consider and act upon a proposal to approve an amendment to the Amended and Restated Articles of Incorporation to require that, in the case of a combination, the authorized shares should be reduced commensurately with the reduction in outstanding shares and approval to conform cross-references and other immaterial clean-up changes in the Amended and Restated Articles of Incorporation; (6) to approve (on an advisory basis) the Company's executive compensation; (7) to conduct an advisory vote on the frequency of future advisory votes on executive compensation; and (8) to transact such other business as may properly come before the Annual Meeting, including any adjournment thereof.

WHO CAN VOTE?

Only holders of record of the Company’s common stock at the close of business on Tuesday, June 9, 2015, the Record Date, will be entitled to notice of and to vote at the Annual Meeting and any adjournments of the Annual Meeting. You are entitled to one vote for each share of common stock held on that record date on each matter submitted for a vote of the shareholders. On May 21, 2015, there were 1,271,052,632 shares of the Company’s common stock outstanding and entitled to vote.

Voting Results

Votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

HOW CAN I VOTE WITHOUT ATTENDING THE ANNUAL MEETING?

There are three convenient methods for registered shareholders to direct their vote by proxy without attending the Annual Meeting:

●   Submit your proxy by Internet.  You can submit your proxy via the Internet. The website address for Internet voting is provided on your proxy card. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on July 13, 2015.  Internet voting is available 24 hours a day. If you submit your proxy via the Internet you do NOT need to submit a proxy by telephone or return a proxy card.

●   Vote by Telephone.  You may also be able to submit your proxy by telephone by calling the toll-free telephone number provided on your proxy card. You will need to use the control number appearing on your proxy card to submit your proxy by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 P.M. Eastern Time on July 13, 2015. Telephone voting is available 24 hours a day. If you submit your proxy by telephone you do NOT need to submit a proxy over the Internet or return a proxy card.

●   Vote by Mail.   You can submit your proxy by marking, dating and signing the Proxy Card, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

Proxies should not be sent by the shareholder to the Company. Please instead use the pre-addressed, postage-paid envelope that is provided.

If you are a beneficial owner, or you hold your shares in "street name," please check your voting instruction card or contact your bank, broker or nominee to determine whether you will be able to vote by Internet or telephone.

HOW CAN I CHANGE MY VOTE?

Registered shareholders can revoke their proxy at any time before it is voted at the Annual Meeting by either:

●   Submitting another timely, later-dated proxy by Internet, telephone or mail;
●   Delivering timely written notice of revocation to our Company’s General Counsel, Cord Blood America, Inc. 1857 Helm Drive, Las Vegas, NV, 89119; or
●   Attending the Annual Meeting and voting in person.

If your shares are held in the name of a bank, broker or other nominee, you must obtain a legal proxy, executed in your favor, from the holder of record (that is, your bank, broker or nominee) to be able to vote at the Annual Meeting.

WHAT IF I SIGN AND RETURN MY PROXY CARD BUT I DO NOT INCLUDE VOTING INSTRUCTIONS?

If you sign your proxy card and return it to us but you do not include voting instructions as to any proposal, your proxy will be voted FOR each of the proposals listed on this proxy.

WHAT CONSTITUTES A "QUORUM" FOR THE ANNUAL MEETING?

The holders of a majority of the shares of the Company's common stock entitled to vote at the Annual Meeting present or represented by proxy constitutes a quorum. A quorum is necessary to conduct business at the Annual Meeting. You will be considered part of the quorum if you have voted by proxy.  If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum.  If a broker, bank, custodian, nominee or other record holder of Common Stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, the shares held by that record holder (referred to as “broker non-votes”) will also be counted as present and considered part of a quorum.

HOW MANY VOTES AM I ENTITLED TO CAST?

You are entitled to cast one vote for each share of common stock you own on the record date, on each matter brought before a vote of the shareholders at the Annual Meeting. Shareholders do not have the right to cumulate their votes in the election of directors.

HOW MANY VOTES ARE REQUIRED TO APPROVE THE PROPOSALS?

On Tuesday, June 9, 2015, the Record Date for determination of shareholders entitled to vote at the Annual Meeting, there were issued and outstanding and entitled to vote 1,271,052,632 shares of our common stock.

Generally, under applicable Florida law, as well as the Company’s current Articles and Bylaws, the approval of proposals requires a majority of the votes cast at such meeting by the holders of shares of capital stock present in person or represented by proxy and entitled to vote on such proposals.  Abstentions and broker non-votes, because they are not cast, have no effect on the approval of Proposals 1, 2, 5, 6, 7 and 8.  Proposals 6 and 7 are considered non-binding advisory votes.

In order for the Company to amend the following provisions of its Amended and Restated Articles of Incorporation, Article V of the Company’s Amended and Restated Articles of Incorporation requires an affirmative vote of the shareholders of not less than two-thirds of the voting power of all of the shares of the corporation entitled to vote for the election of directors:

●	Article III – Board of Directors
●	Article IV – Indemnification
●	Article V – Amendment (to the Articles of Incorporation)

Thus, Proposals 3 (to declassify the Board of Directors) and 4 (to change the shareholder voting requirement for approving certain amendments to the Articles of Incorporation), each require an affirmative vote of the shareholders of not less than two-thirds of the voting power of all of the shares of the corporation entitled to vote for the election of directors.  Because abstentions are entitled to vote on the matter, these have the effect of a vote against Proposals 3 and 4.  Broker non-votes, however, are not entitled to vote on the matter so they have no effect on the approval of Proposals 3 and 4.

OTHER MATTERS.

The Company’s Board knows of no other business which will be presented for consideration at the Annual Meeting other than those matters described above. However, if any other business should come before the Annual Meeting, it is the intention of the person named in the enclosed proxy card to vote, or otherwise act, in accordance with his best judgment on such matters.

WHO PAYS FOR THE SOLICITATION OF PROXIES?

The Company will bear the costs of soliciting proxies.  In addition to solicitations by independent companies we may employ, our directors, officers and employees may, without additional remuneration, solicit proxies by telephone, facsimile and personal interviews.  The Company will reimburse these persons for their reasonable expenses in connection with any of these solicitations.  In addition, the Company will request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy materials to those persons for whom they hold shares and request instructions for voting the proxies, and the Company will reimburse brokerage houses and other persons for their reasonable expenses in connection with this distribution.

WHO CAN ANSWER QUESTIONS OR PROVIDE SAMPLES OF THE MATERIALS?

The Company has retained InvestorCom, Inc., 65 Locust Avenue, Suite 302, New Canaan, CT 06840 to act as proxy solicitor for an estimated fee of $3,500, plus expenses.  The Company pays the cost of soliciting proxies. Stockholders can call InvestorCom, Inc. toll free at (877) 972-0090.  Banks and brokers can call Investorcom, Inc. collect at: (203) 972-9300.

Deadline for Receipt of Shareholder Proposals

Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company’s 2016 Annual Meeting of Shareholders must be submitted and comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and must be received by the Company no later than March 1, 2016 in order to be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting.  The proxy solicited by the Board of Directors for the 2016 Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposal or director nomination presented at that meeting, unless the Company is provided with written notice of such proposal by May 13, 2016.  Any proposals or director nominations must be mailed to our principal executive offices located at 1857 Helm Drive, Las Vegas, NV 89119.  Each notice of director nomination must be accompanied by the information required for director nominations as set forth under the “Selection of Nominees for the Board of Directors” section. A nomination or proposal that does not supply adequate information about the nominee or proposal, and the shareholder making the nomination or proposal, will be disregarded.

Fiscal Year End

The Company’s fiscal year ends on December 31.

Beneficial Ownership

The following table sets forth information as of May 21, 2015, except as otherwise noted, with respect to the beneficial ownership of our common stock and is based on 1,271,052,632 shares of common stock issued and outstanding and entitled to vote as of said date as to:

●	Each person known by the Company to own beneficially more than five percent of our issued and outstanding common stock;

●	Each director and prospective director of the Company; and

●	The Company’s President and each person who serves as an executive officer of the Company; and all executive officers and directors of the Company as a group.

Except as otherwise indicated, each of the shareholders listed below has sole voting and investment power over the shares beneficially owned.

Title Of Class	Name And Address Of Beneficial Owner	Amount And Nature Of Beneficial Ownership	Approximate Percent of Class (%)
Common	Cryo-Cell International, Inc. (1)	91,916,496	7.2%
	700 Brooker Creek Boulevard, Suite 1800
	Oldsmar, Florida 34677

Common	Red Oak Partners, LLC (2)	381,052,632	30.0%
	1969 SW 17th Street
	Boca Raton, Florida 33486

Title Of Class	Name And Address Of Beneficial Owner (3)	Amount And Nature Of Beneficial Ownership		Approximate Percent of Class (%)
Common	Joseph Vicente, Director, President, and Principal Financial and Accounting Officer	2,012,432	(4)	*	%
Common	Stephen Morgan, Vice President, General Counsel, and Secretary	100,000		*	%
Common	Timothy G. McGrath, Director	90,669		*	%
Common	David Sandberg, Chairman of the Board	381,052,632	(2)	30.0%
Common	Anthony Snow, Director	0		*	%
Common	Adrian Pertierra, Director	0		*	%
Common	All above executive officers and directors as a group (6 persons)	383,255,733		30.2%
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*	Less than 1% of the outstanding common stock.

(1)	The amount shown and the following information is derived from a Schedule 13D filed by Cryo-Cell International, Inc., reporting beneficial ownership as of May 14, 2015.
(2)
The amount shown and the following information is derived from a Schedule 13G filed by Red Oak Partners, LLC ("Red Oak"), reporting beneficial ownership as of May 14, 2015.  According to the 13G, Red Oak has shared voting power and shared dispositive power over the 381,052,632 shares.  Red Oak is affiliated with the following entities and individual, that hold voting power and dispositive power over certain shares: (i) The Red Oak Fund, LP; (ii) The Red Oak Long Fund, LP; (iii) Pinnacle Opportunities Fund, LP; (iv) Pinnacle Capital Partners, LLC and (v) David Sandberg.  Each of them disclaims beneficial ownership with respect to any shares other than shares owned directly by them.

(3)
Except as noted above, the address for the above identified officers and directors of the Company is c/o Cord Blood America, Inc., Helm Drive, Las Vegas, NV, 89119. Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants, or convertible debt currently exercisable or convertible, or exercisable or convertible within 60 days of May 21, 2015 are deemed outstanding for computing the percentage of the person holding such option or warrant. Percentages are based on a total of 1,271,052,632 shares of common stock outstanding on May 21, 2015 and shares issuable upon the exercise of options, warrants exercisable, and debt convertible on or within 60 days of May 21, 2015 as described above. The inclusion in the aforementioned table of those shares, however, does not constitute an admission that the named shareholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, to our knowledge based upon information produced by the persons and entities named in the table, each person or entity named in the table has sole voting power and investment power, or shares voting and/or investment power with his or her spouse, with respect to all shares of capital stock listed as owned by that person or entity.

(4)	Includes 1,900,387 currently exercisable options held by Mr. Vicente.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires that Company Officers and Directors, and persons who own more than 10 percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission and with any exchange on which the Company’s securities are traded.  Officers, Directors and persons owning more than ten percent of such securities required by Commission regulation to file with the Commission and furnish the Company with copies of all reports required under Section 16(a) of the Exchange Act.  To the Company’s knowledge, based solely upon our review of the copies of such reports furnished to us, during the fiscal year ended December 31, 2014, all Section 16(a) filing requirements applicable to its officers and directors were complied with.

Corporate Governance
and Board of Directors Matters

The following table sets forth the names and positions of the Company’s executive officers and directors. The directors shall serve until his or her successors are elected and qualify or until his or her earlier death, resignation or removal. The Board elects the Company's officers, and their terms of office are at the discretion of the Board, except to the extent governed by an employment contract.

The Company's directors, executive officers and other significant employees, their ages and positions are as follows:

Name	Age	Position with the Company

Joseph R. Vicente	52	Director and President and Principal Financial and Accounting Officer
Stephen Morgan	38	Vice President, General Counsel, and Secretary
Timothy McGrath	51	Director
David Sandberg	42	Chairman of the Board
Anthony Snow	40	Director
Adrian Pertierra	43	Director

Joseph R. Vicente has been a Director of the Company since April 2004. Mr. Vicente has occupied different positions at the Company since November 2004, and was appointed on May 15, 2012 as the Company President and Chairman. From July 2002 through October 2004, Mr. Vicente was an independent consultant where he provided strategic consulting services to organizations on acquisitions, operational practices and efficiencies, and sales management. From July 1993 through April 2002, he was a Senior Vice President at TMP Worldwide, Inc. where he held various strategic, operational, and sales management positions.

Stephen Morgan currently serves as Vice President, General Counsel, and Secretary. He has been General Counsel of the Company since August 2010. Prior to his employment with the Company, Mr. Morgan worked for law firms in Los Angeles, California, representing clients in a broad range of transactional and litigation matters. Mr. Morgan earned his Bachelor of Science degree from the University of Minnesota and his Juris Doctor from Loyola Law School in Los Angeles, California.

Timothy McGrath has been a Director of the Company since March 2006. Mr. McGrath has served in an executive capacity for the past thirteen years. Mr. McGrath is currently serving as Controller for Logic Information Systems, Inc., a technology services company. From January 2006 to February 2008 Mr. McGrath served as the Vice President of Finance and Accounting at BioE, Inc. From October 1999 through September 2005 Mr. McGrath served as Vice President and Chief Financial Officer of Orphan Medical, Inc.

David Sandberg has been the Chairman of the Board of the Company since April 2015.  He is the managing member and founder of Red Oak Partners, LLC, a Florida-based, SEC Registered investment company founded in 2003 and which manages several public and private funds. Previously, Mr. Sandberg co-managed JH Whitney & Co’s Green River Fund from 1998 to 2002. Mr. Sandberg presently serves as the Chairman of the Board of Asure Software, Inc., and as a director of public companies SMTC Corp. and Issuer Direct Corporation, each of which Red Oak Partners is the largest or one of the largest owners. Mr. Sandberg has previously served as a director of public companies Planar Systems, Inc., RF Industries Ltd., and EDCI Holdings Inc., and presently serves as the Chairman of the Board of Kensington Vanguard Group, LLC, a private real estate services company. Mr. Sandberg’s public board experience includes serving as the Chairman of each of Audit, Compensation, Governance, and Strategic committees. Mr. Sandberg received a BA in Economics and a BS in Industrial Management from Carnegie Mellon University.

Anthony Snow has been a Director of the Company since April 2015.  He is a Managing Director at Red Oak Partners. Prior to joining Red Oak, Mr. Snow worked at Soros Fund Management where he was part of a two person team that managed a $250 million global long/short equity portfolio. Prior to Soros, Mr. Snow focused on investments in global equities at both Ardea Capital Management, as part of the founding team, and Wyper Capital Management. Previously, Mr. Snow was employed at Lindsay Goldberg, a private equity firm, where he focused on leveraged buyouts. Mr. Snow began his career at Merrill Lynch & Co. as an Analyst in the Mergers & Acquisitions group. He received a B.B.A. with high distinction from the University of Michigan, concentrating in finance and accounting, and an M.B.A. from Harvard Business School. Mr. Snow is currently a Director and Chairman of the Finance Committee of StreetWise Partners, a New York City non-profit, and also serves on the Executive Committee.

Adrian Pertierra has been a Director of the Company since April 2015.  He is the Chief Financial Officer and Head of Trading at Red Oak Partners, LLC, a Florida-based, SEC Registered investment company.  Prior to joining Red Oak Partners in 2007, Mr. Pertierra worked at Tradition Asiel Securities, Inc. from 2006-2007, specializing in risk arbitrage. Previously, Mr. Pertierra served as the Vice President of Institutional Equity Sales and Trading at BGC Partners, LP, from 2002-2006. Mr. Pertierra is currently the Chairman of the Nominating and Governance committee and serves as a Director on the Board of Asure Software, Inc., a publicly traded company. Mr. Pertierra received a BA in Economics from the College of Holy Cross.

Role of the Board of Directors’ Committees

Director	Audit Committee	Nominating & Governance Committee	Compensation Committee
Joseph R. Vicente
Timothy McGrath	√	√	√
David Sandberg	√	√	√
Anthony Snow	√	√	√
Adrian Pertierra	√	√	√

Audit Committee. The Audit Committee provides assistance to the Board of the Company in fulfilling its oversight responsibility to shareholders, potential shareholders and the investment community relating to (a) the accounting and reporting practices of the Company, (b) the effectiveness of the Company’s internal control over financial reporting, (c) the Corporation’s compliance with legal and regulatory requirements related to financial reporting, (d) the qualifications and independence of the Corporation’s independent auditor, (e) the performance of the Corporation’s independent auditor and (f) the quality and integrity of the financial reports of the Corporation.  Mr. McGrath, Mr. Sandberg, Mr. Snow and Mr. Pertierra are the current members of the Audit Committee.  The Board has determined that the Company has two Audit Committee financial experts, Mr. Snow and Mr. McGrath.  On April 6, 2006, the Board adopted its written Audit Committee charter and it can be found on the Company’s website at http://www.cordblood-america.com/investors/charters/.  The Audit Committee met four times during the 2014 fiscal year.

Nominating & Governance Committee.

The Nominating & Governance Committee identifies individuals qualified to become members of the Board, recommends director nominees for election at the next annual meeting of shareholders, subject to approval by the Board, develops and recommends to the Board a set of corporate governance principles applicable to the Company and oversees the evaluation of the Board and its dealings with management and appropriate committees of the Board.  Mr. McGrath, Mr. Sandberg, Mr. Snow and Mr. Pertierra are the current members of the Nominating & Governance Committee.  The Nominating & Governance Committee has a charter and it can be found on the Company’s website at http://www.cordblood-america.com/investors/charters/.  The Nominating & Governance Committee did not meet during the 2014 fiscal year.  The Committee shall be comprised of Directors such that the Committee complies with all independence requirements under the “NASDAQ Rules for Determining Whether a Member of the Board of Directors is Independent”.

Compensation Committee.

Mr. McGrath, Mr. Sandberg, Mr. Snow and Mr. Pertierra are the current members of the Compensation Committee.  The Compensation Committee does not have a charter.  A compensation consultant has not been hired by the Compensation Committee.  The Compensation Committee did not meet during the 2014 fiscal year.

The Committee is responsible for setting the Company's compensation principles to guide the design of its executive compensation framework. The Committee is also responsible for determining the annual compensation of the President and the other executive officers.

The Committee makes every effort to maintain its independence and objectivity. While the Committee receives input from the President and discusses compensation with them, the ultimate determination regarding the annual compensation of the President and other executive officers is in the Committee’s sole and absolute discretion.

Board Diversity

The Board of Directors and the Nominating & Governance Committee consider diversity in the selection of nominees, utilizing a broad meaning to include a nominee's background, experience, skills, accomplishments, financial expertise, professional interests, personal qualities and other traits desirable in achieving an appropriate group of qualified individuals. The Committee will consider and assess the Board’s diversity in connection with the annual director nomination process to assure it includes an effective mix of people to further our long-term business interests.

Selection of Nominees for the Board of Directors

One of the tasks of the Nominating & Governance Committee is to identify and recruit candidates to serve on the Board of Directors. The Committee is responsible for providing a list of nominees to the Board for nomination at each annual meeting of shareholders. This Committee will consider nominees for board membership suggested by its members and other Board members, as well as management and shareholders. The Committee may at its discretion retain a third-party executive search firm to identify potential nominees. The Committee will take into account many factors in evaluating a prospective nominee, including, among other things, having integrity and being accountable, being able to exercise informed judgment, being financially literate, having high performance standards, and adding to the Board’s diversity of backgrounds, experiences, skills, accomplishments, financial expertise, professional interests, personal qualities and other traits.

All shareholder nominating recommendations must be in writing, addressed to the Nominating & Governance Committee in care of the Company’s General Counsel, Cord Blood America, Inc., 1857 Helm Drive, Las Vegas, NV, 89119.  Submissions must be made by mail, courier or personal delivery. E-mailed submissions will not be considered. If a recommendation is submitted by a group of two or more shareholders, the information regarding recommending shareholders must be submitted with respect to each shareholder in the group. Acceptance of a recommendation for consideration does not imply that the Nominating & Governance Committee will nominate the recommended candidate.  In addition to proposing nominees for consideration to the Nominating & Governance Committee, shareholders may also directly propose nominees for consideration at an annual meeting of shareholders.

Board Leadership

The Board of Directors does not currently have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee.  The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time.  Our current Chairman, David Sandberg, is not an officer.  Mr. Sandberg has served as our Chairman since April 2015.

Risk Oversight

Risk is inherent in every business. As is the case in virtually all businesses, the Company faces a number of risks, including operational, economic, financial, legal, regulatory, and competitive risks. The Company's management is responsible for the day-to-day management of the risks we face. The Board, as a whole and through its committees, has responsibility for the oversight of risk management.

In its oversight role, the Board's involvement in the Company's business strategy and strategic plans plays a key role in its oversight of risk management, its assessment of management’s risk appetite, and its determination of the appropriate level of enterprise risk. The Board receives updates periodically from senior management and outside advisors regarding the various risks the Company faces, including operational, economic, financial, legal, regulatory, and competitive risks. The Board also reviews various risks relating to various specific developments, such as acquisitions, stock repurchases, debt and equity placements, and product introductions.

The Board committees assist the Board in fulfilling its oversight role in certain areas of risks. The Audit Committee oversees the financial and reporting processes of the Company and the audit of the financial statements of our company and provides assistance to our Board of Directors with respect to the oversight and integrity of the financial statements of the Company, its compliance with legal and regulatory matters, the independent auditor’s qualification and independence, and the performance of our independent auditor. The Compensation Committee considers the risks that the Company's compensation policies and practices may have in attracting, retaining, and motivating valued employees and endeavors to assure that it is not reasonably likely that the Company's compensation plans and policies would have a material adverse effect on our company. Our Nominating and Governance Committee oversees governance related risks, such as board independence, conflicts of interests, and management succession planning.

Determinations of Director Independence

Mr. McGrath, Mr. Sandberg, Mr. Snow and Mr. Pertierra are independent as that term is defined under the NASDAQ Marketplace Rules.

Board of Directors Meetings during Fiscal 2014

The Board of Directors held a total of six meetings and took action by unanimous consent two times during 2014.  All individuals who were directors in 2014 attended 75% or more of the aggregate number of Board and committee meetings on which he served.  The Chairman of the Board presides over all meetings of the Board.

Policy Regarding Attendance at Annual Meeting of Shareholders

All directors are invited to attend the Annual Meeting of Shareholders.

Communication with the Board of Directors

Shareholders may communicate with the full Board or individual directors by submitting such communications in writing to General Counsel, Cord Blood America, Inc., 1857 Helm Drive, Las Vegas, NV, 89119. Such communications will be delivered directly to the Company’s Board.

Code of Business Conduct and Ethics and Senior Code

The Company adopted a Code of Ethics on April 13, 2005 that applies to all of its directors, officers and employees, including principal executive officer, principal financial officer and principal accounting officer.  The Code of Ethics was attached as Exhibit 14.1 to our registration statement filed on Form SB-2 on May 2, 2005.

Compensation Committee Interlocks and Insider Participation

The Company’s Compensation Committee was created in April 2015.  The Company did not have a compensation committee during the year ended December 31, 2014.  During the fiscal year ended December 31, 2014, none of the Company’s Executive Officers served on the Board of Directors of any entities whose directors or officers serve on its Board of Directors.

Certain Relationships and Related Transactions

China Stem Cells, Ltd.

In March of 2010 the Company acquired pursuant to a License Agreement, a 10% non dilutable interest in what became, in December 2010, China Stem Cells, Ltd., a Cayman Islands Company (hereinafter "Cayman"), which indirectly holds a 100% capital interest in AXM Shenyang, a company organized to conduct a Stem Cell Storage Business in China. In exchange for issuance of an equity interest in Cayman, under the terms of the Transfer of Technology Agreement the Company agreed to provide technology transfer, knowhow and training in the setup, marketing and operation of the China Stem Cell Storage business. In connection with the License Agreement, the Company is to receive royalties equal to 8.5% of "Net Revenues" realized from the China Stem Cell Storage business, over the 15 year term of the agreement, with certain minimum annual royalties’ payable beginning in 2011. The Company has not been paid any royalty balance due to date, and it remains doubtful that any such royalties will be collected.

In December of 2010 the Company also acquired the option to provide up to $750,000 of additional capital funding to Cayman through the purchase of Cayman Secured Convertible Promissory Notes and attached Cayman Warrants to acquire its Common Stock. Other Cayman shareholders were granted similar options, with the intent of raising the aggregate up to $1.5 million in additional capital for Cayman and its subsidiaries. CBAI has exercised this option in part, provided a total of $400,000 in additional capital to Cayman, and is to receive Cayman Secured Convertible Promissory Notes for this sum along with 80 Cayman (TBD) Warrants. The Secured Convertible Promissory Notes are convertible into Cayman stock at a conversion price of $1,500 per share, subject to certain adjustments. The Warrants have a five year term and are exercisable at an option exercise price of $0.05 per share per share, subject to certain adjustments. The Company has recorded a reserve for the entire carrying amount of the receivable, including interest. The Company’s current President, Joseph Vicente was appointed as a Director of Cayman in July 2012.

Compensation of Directors

Director Compensation for year ending December 31, 2014

The following table sets forth with respect to the named Director, compensation information inclusive of equity awards and payments made in the year ended December 31, 2014.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Joseph R. Vicente	$--	$--	--	--	--	--	$--
Timothy McGrath	$--	$--	--	--	--	--	$--

On January 26, 2006 the Company’s Board of Directors approved a board compensation plan through 2011. In 2014 the Company did not issue any shares related to its Board of Directors Compensation.

Director Compensation for fiscal year 2015

For fiscal year 2015, the non-management directors will each receive $5,000 per year, plus the following compensation:

Name	Position	Compensation
Timothy McGrath	Chairman of the Compensation Committee	$2,000 per year
Adrian Pertierra	Chairman of the Nominating & Governance Committee	$1,000 per year
Anthony Snow	Chairman of the Audit Committee	$3,000 per year
David Sandberg	Chairman of the Board	$4,000 per year(1)

(1)  David Sandberg, the Chairman of the Board, has informed the Board that he will waive all board compensation for 2015 due to him.

Proposal No. 1
Election of Directors

Nominees

Five directors are to be elected at the Annual Meeting.  The Company’s Board of Directors has authorized the nomination at the Annual Meeting of the persons named herein as candidates. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s five nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy.  The Company is not aware of any nominee who will be unable or will decline to serve as a director. The Company’s Articles of Incorporation, as amended to date, currently provide for a classified Board of Directors.  Consistent with these Articles, the term of office of Adrian Pertierra and Anthony Snow will continue until the 2018 annual meeting of shareholders; the term of office of Timothy McGrath and Joe Vicente will continue until the 2017 annual meeting of shareholders; the term of office of David Sandberg will continue until the 2016 annual meeting of shareholders; and until a successor has been elected and qualified, or until his earlier death, resignation or removal.

Upon, however, the Shareholders’ approval of Proposal No. 3, the term of office of each person elected as a director will continue until the next annual meeting of shareholders and until a successor has been elected and qualified, or until his or her earlier death, resignation or removal.

Information regarding the Company’s nominees for director is set forth below:

Name	Age	Principal Position	Director Since
Joseph Vicente	52	Director and President	2004
Timothy McGrath	51	Director	2006
David Sandberg	42	Director and Chairman	2015
Adrian Pertierra	43	Director	2015
Anthony Snow	40	Director	2015

There are no family relationships among any of the directors and executive officers of the Company. There are no arrangements or understandings between any of the persons nominated to be a director and any other persons pursuant to which any of such nominees was selected. Other than Mr. Vicente, all of the directors are “independent” as defined in the applicable listing standards of the NASDAQ.

Board Composition

We believe that our directors should possess certain personal characteristics and competencies, which include high ethical standards, integrity, the willingness to be accountable for their decisions, providing informed judgment on a broad range of issues, being financially literate, acting with mature confidence which involves the ability to participate in open discussion, expecting high performance, and being passionate and creative.   Additionally, the individuals that comprise the board should, as a group, represent a diverse mix of backgrounds, skills and expertise, with the ability to contribute their knowledge in such areas as accounting and finance, business judgment, management, crisis response, industry knowledge, international markets, and leadership, strategy and vision.  We believe that the nominees we are presenting for directors possess these characteristics and contribute to the diverse mix that we seek for our board as a whole.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED ABOVE.

Proposal No. 2
Ratification of Appointment of Independent Registered Certified
Public Accounting Firm

The Audit Committee of the Board of Directors of our company has appointed De Joya Griffith, LLC (“De Joya Griffith”) as our company's independent registered certified public accounting firm for 2015. Although not required to be submitted to a vote of the stockholders, the Board of Directors believes it appropriate to obtain stockholder ratification of the Audit Committee's action in appointing De Joya Griffith as our independent registered certified public accounting firm. The Board of Directors has itself ratified the Audit Committee's action. Should such appointment not be ratified by the stockholders, the Audit Committee will reconsider the matter. Even if the appointment is ratified, the Audit Committee, in its discretion, may select a different independent registered certified public accounting firm at any time during the fiscal year if it determines that such a change would be in the best interest of our company and our stockholders.

Representatives of De Joya Griffith are not expected to be present at the Annual Meeting.

Audit Committee Report

The Company’s Audit Committee serves to assist the Company’s Board in fulfilling the oversight responsibilities it has under the law with respect to financial reports and other financial information provided by the Company to the public, the Company’s systems of internal controls regarding finance and accounting that management and the Board have established and the Company’s auditing, accounting and financial reporting processes generally.

The Audit Committee is composed solely of independent directors, as defined in the listing standards of the NASDAQ, as well as other statutory, regulatory and other requirements applicable to the Company.

The Audit Committee operates under a written charter adopted by the Board, a copy of which is available in the Investor Relations section of the Company’s website (www.cordblood-america.com). The Audit Committee annually reviews and assesses the adequacy of its charter in order to ensure early or timely compliance with statutory, regulatory, listing and other requirements applicable to the Company.

The Company’s management has primary responsibility for the preparation, presentation and integrity of the Company’s financial statements and its financial reporting process, including internal control over financial reporting.  The Company’s independent registered certified public accounting firm is responsible for expressing an opinion on the effectiveness of the Company’s internal control over financial reporting and conformity of the Company’s financial statements with United States generally accepted accounting principles.  The Audit Committee members are not professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management or the independent registered certified public accounting firm.

The Audit Committee has the authority and responsibility to select, evaluate and, when appropriate, replace the independent registered certified public accounting firm.  The Audit Committee also has periodic discussions with management and the independent registered certified public accounting firm with regard to the quality and adequacy of the Company’s internal controls.  Management’s and the independent registered certified public accounting firm’s presentations to, and discussions with, the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management or the independent registered certified public accounting firm.

For fiscal 2014, De Joya Griffith has acted as the Company’s independent registered certified public accounting firm.

In this context, the Audit Committee reports as follows:

(1)	The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management and De Joya Griffith.
(2)	The Audit Committee has discussed with De Joya Griffith the matters required to be discussed under Public Company Accounting Oversight Board Auditing Standard 16.
(3)
The Audit Committee has received and reviewed the written disclosures and the letter from De Joya Griffith required by the applicable requirements of the Public Company Accounting Oversight Board Rule regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with De Joya Griffith its independence from the Company.

(4)
Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Company’s Board, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, for filing with the SEC.

(5)	The Audit Committee has appointed De Joya Griffith as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2015.

For fiscal 2014, De Joya Griffith has acted as the Company’s independent registered certified public accounting firm.

Submitted by the Audit Committee:
Anthony Snow
Timothy McGrath
David Sandberg
Adrian Pertierra

The information contained in the above Audit Committee Report shall not be deemed "soliciting material" or "filed" with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into such filings.

Principal Accounting Fees and Services

De Joya Griffith, LLC served as the Company’s independent registered certified public accounting firm and audited its financials for the years ended December 31, 2014 and December 31, 2013.

	2014	2013
Audit fees	$93,105	$156,750

Tax Fees	$16,000	$17,500

Total	$109,105	$174,260

The Audit Committee pre-approves all audit and non-audit services performed by the Company’s auditor and the fees to be paid in connection with such services in order to assure that the provision of such services does not impair the auditor’s independence.

Audit Fees. Consists of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements, the effectiveness of internal control over financial reporting, review of the interim financial statements included in quarterly reports and services that are normally provided by De Joya Griffith, LLC in connection with statutory and regulatory filings or engagements.

Tax Fees.  Consists of fees billed for professional services for tax compliance, tax advice and tax planning.  These services include assistance regarding federal, state and international tax compliance, and tax planning (domestic and international).

Recommendation of the Board of Directors

If the shareholders do not approve the selection of De Joya Griffith, LLC, the appointment of the independent registered certified public accounting firm will be reconsidered by the Audit Committee of the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

Proposal No. 3
Approval of an Amendment to the Company’s Amended and Restated Articles of Incorporation to Declassify the Board of Directors and Provide for the Annual Election of Directors

The Company’s Articles of Incorporation, as amended to date, provides for a classified Board of Directors.  As part of an ongoing review of our corporate governance and based on shareholder input, the Board determined that it is in the best interests of the Company and our shareholders to declassify the Board and provide for an annual election of all directors beginning at the 2016 Annual Meeting of Shareholders.

On May 22, 2015, the Board adopted an amendment to our Articles of Incorporation (the “Declassification Amendment”) which would eliminate the classification of the Board.  The Board further directed that the proposed Declassification Amendment be submitted for consideration by our shareholders at the Annual Meeting.  We are asking shareholders to approve the Declassification Amendment.

Article III of our Articles of Incorporation (the “Articles”) currently provides that the Company’s directors are divided into three classes, with the term of one class expiring each year and the directors in each class serving three-year terms.  Beginning with the 2016 Annual Meeting of Shareholders, the Board of Directors will be declassified and the entire Board will be elected on an annual basis.  The general description of our provisions of our Articles and the proposal amendments set forth below are qualified in their entirety by reference to the text of Appendix A.

If the Declassification Amendment is approved, the Board intends to cause the Declassification Amendment to be filed with the Secretary of State of the State of Florida following the Annual Meeting.  If the Declassification Amendment is not approved, our Board will remain classified.

Votes Required to Approve

The approval of this proposal will require the affirmative vote of the holders of not less than 66 2/3 percent of all outstanding shares of common stock of the Company entitled to vote generally in the election of directors.  In determining whether the proposal has received the requisite number of affirmative votes, abstentions will not be counted and will have the same effect as a vote against the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

Proposal No. 4
Approval of an Amendment to the Company’s Amended and Restated Articles of Incorporation to Change the Supermajority Common Shareholder Vote Requirement for Amendments to the Articles of Incorporation to a Majority Vote Requirement

The Company’s Articles of Incorporation, as amended to date, currently provides that certain provisions of the Articles may be amended only by the affirmative vote of at least 66 2/3 percent of the then-outstanding Shares of the Company entitled to vote generally in the election of directors.

The Board of Directors reviews the Company’s corporate governance practices on a continuing basis.  In light of evolving practices and shareholder input, the Board has determined that it is in the best interests of the Company to amend the Articles to change the supermajority common shareholder vote requirement for amendments to the Articles to a majority vote requirement.  The majority voting requirement will give shareholders enhanced flexibility to change the Company’s governing documents, while ensuring that fundamental changes made by shareholder will be acceptable to the holders of a majority of shares.

The proposed amendment may, if adopted, make it easier for one or more shareholders to change the Company’s corporate governance and, therefore, make it more difficult for the Board of Directors to protect shareholders’ interests, e.g., if they are presented with an acquisition proposal that potentially undervalues the Company.  Nevertheless, there are other actions that the Board of Directors can take to protect shareholders’ interests on such occasions.

The Board of Directors is proposing these amendments for the reasons described above.  It does not otherwise have any current plans to amend any Article provisions described below that currently require a supermajority vote, or to take or propose any action contemplated by such provisions, except for those proposed in this proxy.  The general description of our provisions of our Articles and the proposal amendments set forth below are qualified in their entirety by reference to the text of Appendix A.

Article V of the Articles currently requires the affirmative vote of at least 66 2/3rds of the Outstanding Shares to amend certain Article provisions.  These are:

●	Article III – Board of Directors
●	Article IV – Indemnification
●	Article V – Amendment (to the Articles of Incorporation)

If the shareholders approve Proposal No. 4, then Article V of the Articles will allow shareholders to amend the provisions of the Articles described above by the affirmative vote of the holders of at least a majority of the voting power of all the then-outstanding shares of common stock of the Company entitled to vote at an election of directors.

Votes Required to Approve

The approval of this proposal will require the affirmative vote of the holders of not less than 66 2/3 percent of all outstanding shares of common stock of the Company entitled to vote generally in the election of directors.  In determining whether the proposal has received the requisite number of affirmative votes, abstentions will not be counted and will have the same effect as a vote against the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

Proposal No. 5
Approval of Amendment to the Amended and Restated Articles of Incorporation to Require that, in the Case of a Combination, the Authorized Shares Should be Reduced Commensurately with the Reduction in Outstanding Shares and Approval to Conform Cross-References and Other Immaterial Clean-Up Changes in the Amended and Restated Articles of Incorporation

Proposal 5(a) – To approve an amendment requiring that, in the case of a combination (a reverse stock split), the authorized shares of the Company should be reduced commensurately with the reduction in outstanding shares.

The Company’s Articles of Incorporation, as amended to date, provides that upon the effectiveness of any “combination,” as such term is defined in Section 607.10025(1) of the Florida Business Corporations Act, the authorized shares of the classes or series of stock affected by the combination shall not be reduced or otherwise affected by the percentage by which the issued shares of such class or series were reduced as a result of the combination.

As part of an ongoing review of our corporate governance and based on shareholder input, the Board determined that it is in the best interests of the Company and our shareholders to require that, in the case of a combination, the authorized shares should be reduced commensurately with the reduction in outstanding shares.

Section 607.10025(1) of the Florida Business Corporation Act provides that a corporation may effect a combination of its shares (a reverse stock split), as provided in that Section.  Subsection (2) of that Section permits the combination to be effected by the Board of Directors without shareholder approval unless “the percentage of authorized shares remaining unissued after the share, […] combination will exceed the percentage of authorized shares that was unissued before the division or combination.”  In other words, to effect a combination that results in the authorized shares being unaffected (as is currently provided in the Company’s Amended and Restated Articles of Incorporation), shareholder approval would be required.

Subsection (7) of this Section reiterates this position by stating that following a combination, “the authorized shares of the classes or series affected by the combination shall be reduced by the same percentage by which the issued shares of such class or series were reduced as a result of the combination, unless the articles of incorporation otherwise provide or the combination was approved by the shareholders […].”  This provision implies that if the articles provide that authorized shares are not decreased, the combination can be effected without shareholder approval.  Nevertheless, subsection (2) requires shareholder approval unless the authorized shares are reduced by the same percentage that the outstanding shares were reduced.

From a shareholder approval standpoint, the amendment for which the Company seeks approval, providing that the authorized shares shall be reduced commensurately with the reduction in outstanding shares, is much more shareholder friendly.  For example, if there were 200 unauthorized shares and 100 shares outstanding and a 10-to-1 reverse stock split is effected, under the current provision, 10 shares would be outstanding, but 200 shares would still be authorized.  This would create a much bigger opportunity to dilute existing shareholders since they own one-half of the authorized shares prior to the reverse split, and only 5% of the shares after the split.

This change is being made to ensure that shareholders are not subject to additional dilution caused by a reverse stock split.

The general description of our provisions of our Articles and the proposal amendments set forth above are qualified in their entirety by reference to the text of Appendix A.

Proposal 5(b) – To approve the conforming cross references and other immaterial clean-up changes in the Amended & Restated Articles of Incorporation.

After the Annual Meeting, in the event that one or both of Proposals 4 and 5 are adopted by the shareholders, cross-references and other immaterial clean-up changes may be effected.  The general description of our provisions of our Articles and the proposal amendments set forth above are qualified in their entirety by reference to the text of Appendix A.

Votes Required to Approve

The approval of this proposal will require the affirmative vote of the holders of a majority of all outstanding shares of common stock of the Company entitled to vote generally in the election of directors.  In determining whether the proposal has received the requisite number of affirmative votes, abstentions will not be counted and will have the same effect as a vote against the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THESE PROPOSALS.

Proposal No. 6
Advisory Vote on Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act added Section 14A to the Securities Exchange Act of 1934, which requires that we provide our shareholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executives officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

We seek to closely align the interests of our named executive officers with the interests of our shareholders.  The primary goals of the Company policy of executive compensation are to attract and retain the most talented and dedicated executives possible, to assure that its executives are compensated effectively in a manner consistent with Company strategy and competitive practice, and to align executive compensation with the achievement of the Company’s short and long term business objectives.

This vote is advisory, which means that the vote on executive compensation is not binding on the Company or our Board of Directors.  The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

Accordingly, we ask our shareholders to vote for the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2015 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure.”

This vote is advisory and therefore not binding on the Company, the Compensation Committee or the Board of Directors.  However, the Compensation Committee will consider the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

SUMMARY COMPENSATION TABLE

Overview

The following is a discussion of the Company program for compensating its named Executive Officers and Directors.

Compensation Program Objectives and Philosophy

The primary goals of the Company policy of executive compensation are to attract and retain the most talented and dedicated executives possible, to assure that its executives are compensated effectively in a manner consistent with Company strategy and competitive practice, and to align executive’s compensation with the achievement of the Company’s short and long term business objectives.

The Board of Directors considers a variety of factors in determining compensation of executives, including their particular background and circumstances, such as their training and prior relevant work experience, their success in attracting and retaining savvy and technically proficient managers and employees, increasing its revenues, broadening the Company product line offerings, managing costs and otherwise helping to lead the Company through a period of profitable growth.

In the future, the Company expects that the Board of Directors will form a compensation committee charged with the oversight of executive compensation plans, policies and programs of the Company and with the full authority to determine and approve the compensation of the Company’s President and Vice President and make recommendations with respect to the compensation of other executive officers. The Company expects that its compensation committee will continue to follow the general approach to executive compensation that we have followed to date, rewarding superior individual and company performance with commensurate cash compensation.

Elements of Compensation

The Company’s compensation program for the Named Executive Officers consists primarily of base salary. There is no retirement plan, long-term incentive plan or other such plans, although Mr. Vicente’s and Mr. Morgan’s agreements have a bonus plan, subject to the Board’s discretion. The base salary provided is intended to equitably compensate the Named Executive Officers based upon their level of responsibility, complexity and importance of role, leadership and growth potential, and experience.

Base Salary

The Company’s Named Executive Officers receive base salaries commensurate with their roles and responsibilities, while considering the financial condition of the Company. Base salaries and subsequent adjustments, if any, are reviewed and approved by the Company’s Board of Directors annually, based on an informal review of relevant market data and each executive’s performance for the prior year, as well as each executive’s experience, expertise and position. The base salaries paid to the Company’s Named Executive Officers in 2014 are reflected in the Summary Compensation Table below.

Stock-Based Awards under the Equity Incentive Plan

The Company previously provided equity awards as a component of compensation. No such awards were provided in 2014, but the Company retains the position of providing such compensation considering a host of performance based criteria that will encourage executives to remain employed by the Company and also to attract persons of exceptional ability to become executives of the Company.

Employment Agreements

On December 18, 2014, the Company entered into an Executive Employment Agreement with Joseph R. Vicente, the Company’s President and Chairman of the Board, which is effective as of January 1, 2015 and shall terminate as of December 31, 2017, unless earlier terminated by the Company or Mr. Vicente in accordance with the agreement (the “Vicente Employment Agreement”).

The Vicente Employment Agreement provides for a base salary equal to $135,000, as well as an annual bonus, payable at the discretion of the Board of Directors, equal to 30% of Mr. Vicente’s base salary for that calendar year, provided that Mr. Vicente has the option to receive any portion of his salary and bonus in stock of the Company, in lieu of cash, at a value determined by the Board of Directors in their reasonable discretion and otherwise in accordance with the Vicente Employment Agreement.

The Vicente Employment Agreement provides for change of control termination payments, whereby if Mr. Vicente is terminated, his compensation reduced, or the employer terminates his employment within one year after a change of control, then Mr. Vicente is entitled to a termination benefit in an amount no less than the total of the highest annual salary and bonus amount set forth in the Vicente Employment Agreement multiplied by two (2).  The Employment Agreement also provides for termination payments in the absence of a change of control in the event the Company terminates Mr. Vicente without cause, which said payments shall be in an amount equal to all compensation paid by the Company to Mr. Vicente for the 24 months preceding the termination, including salary, bonus, equity, stock options and other compensation, to be paid in equal, monthly installments over the 24-month period following termination.  The Vicente Employment Agreement includes two-year restrictions on competition and solicitation of customers following termination of the agreement.

On March 31, 2015, the Company entered into an Executive Employment Agreement with Stephen Morgan, the Company’s Vice President, General Counsel and Corporate Secretary, which is effective as of April 1, 2015 and shall terminate as of March 31, 2017, unless earlier terminated by the Company or Mr. Morgan in accordance with the agreement (the “Morgan Employment Agreement”).

The Morgan Employment Agreement provides for a base salary equal to $130,000, as well as an annual bonus, payable at the discretion of the Board of Directors, equal to 25% of Mr. Morgan’s base salary for that calendar year, provided that Mr. Morgan has the option to receive any portion of his salary and bonus in stock of the Company, in lieu of cash, at a value determined by the Board of Directors in their reasonable discretion and otherwise in accordance with the Employment Agreement.

The Morgan Employment Agreement provides for change of control termination payments, whereby if Mr. Morgan is terminated, his compensation reduced, or the employer terminates his employment within one year after a change of control, then Mr. Morgan is entitled to a termination benefit in an amount no less than the total of the highest annual salary and bonus amount set forth in the Morgan Employment Agreement.  The Morgan Employment Agreement also provides for termination payments in the absence of a change of control in the event the Company terminates Mr. Morgan without cause, which said payments shall be in an amount equal to all compensation paid by the Company to Mr. Morgan for the 12 months preceding the termination, including salary, bonus, equity, stock options and other compensation, to be paid in equal, monthly installments over the 12-month period following termination.  The Morgan Employment Agreement includes one-year restrictions on competition and solicitation of customers following termination of the agreement.

Effective April 9, 2015, as part of the transaction with Red Oak, the Company entered into an Amendment to Executive Employment Agreement with Joseph R. Vicente, the Company’s President and Chairman of the Board, amending Mr. Vicente’s January 1, 2015 Executive Employment Agreement, as well as an Amendment to Executive Employment Agreement with Stephen Morgan, the Company’s Vice President, General Counsel and Secretary, amending Mr. Morgan’s April 1, 2015 employment agreement such that Mr. Vicente and Mr. Morgan no longer have the option, in their sole discretion, to receive their salary and bonus amounts in the form of Company stock, rather than cash.

Perquisites

The Company did not provide its Named Executive Officers with any perquisites and other personal benefits. The Company does not view perquisites as a significant element of its compensation structure, but does believe that perquisites can be useful in attracting, motivating and retaining the executive talent for which it competes. It is expected that the current practice regarding perquisites will continue and will be subject to periodic review by its Board of Directors.

The following table sets forth the compensation paid to the Company’s President and one other highly compensated Executive Officer for each of its last two completed fiscal years. No other officer received compensation greater than $100,000 for either fiscal year.
Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Option Awards ($)	All Other Compensation ($)	Total ($)

Joseph Vicente	2014	110,943	37,500			148,443
President and Principal Financial and Accounting Officer	2013	110,943	12,500	0	0	128,724

Stephen Morgan	2014	125,000	30,000			155,000
Vice President and General Counsel	2013	125,000	8,250	0	0	133,250

(1)
Bonuses to the Named Executive Officers reported above relating to 2014 were paid in December 2014 for achieving performance standards as established by the Board of Directors. Bonuses to the Named Executive Officers reported above relating to 2013 were paid in December 2013 for achieving twelve month EBITDA performance standards and achieving performance standards as established by the Board of Directors.

2014 Grants of Plan-Based Awards

Name	Grant Date	All Other Option Awards (# of Cord Shares)	Exercise Price of Option Awards ($/Share)	Grant Date Fair Value of Option Awards ($)

Joseph Vicente	-	-	$-	$-
President and Principal Financial and Accounting Officer

Stephen Morgan	-	-	$-	$-
Vice President and General Counsel

Holdings of Previously Awarded Equity

2014 Outstanding Equity Awards at Fiscal Year-End

	Option Awards
	Number of Securities Underlying Unexercised Options (#)		Option Exercise Price	Option Expiration
Name	Exercisable	Un-exercisable	($)	Date
Joseph Vicente
President and Principal Financial and Accounting Officer
	2,500		25.00	08/01/15
	1,500		25.00	12/31/15
	75,000		1.00	07/06/20
	150,685		.33	07/13/15
	150,685		.33	07/13/16
	150,685		.33	07/13/17
	607,324		1.00	12/31/19
	607,324		1.00	12/31/19
	77,343		4.10	07/01/20
	77,343		4.10	07/01/20
Stephen Morgan	--		--	--
Vice President and General Counsel

Proposal No. 7
Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act added Section 14A to the Securities Exchange Act of 1934, which requires that we provide shareholders with the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently to vote on future advisory votes on the compensation of our Named Executive Officers as disclosed in accordance with the compensation disclosure rules of the Securities and Exchange Commission.  Shareholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation once every one, two, or three years.  Shareholders also may abstain from casting a vote on this proposal.

The Board of Directors has determined that an annual advisory vote on executive compensation will permit our shareholders to provide direct input on the Company’s executive compensation philosophy, policies and practices as disclosed in the proxy statement each year, which is consistent with our efforts to engage in an ongoing dialogue with our shareholders on executive compensation and corporate governance matters.

This vote is advisory, which means that the vote on executive compensation is not binding on the Company or our Board of Directors.  The Board of Directors will take into account the outcome of the vote; however, when considering the frequency of future advisory votes on executive compensation, the Board of Directors may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our shareholders.

“RESOLVED, that the shareholders determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the Company’s Named Executive Officers as set forth in the Company’s proxy statement should be every year, every two years, or every three years.”

The proxy card provides shareholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstain from voting) and, therefore, shareholders will not be voting to approve or disapprove the recommendation of the Board of Directors.  The Board will carefully review the voting results, with particular attention to the option of “1 Year”, “2 Years” or “3 Years” that receives the highest number of votes cast by stockholders. However, as the stockholder vote on this Proposal is advisory and will not be binding, the Board of Directors may decide that it is in the best interests of the Company and our shareholders to hold a shareholder advisory vote on executive compensation more or less frequently than the option recommended by our shareholders. However, we value the opinions of our shareholders on executive compensation matters and we will take the results of this advisory vote into consideration when making future decisions regarding the frequency with which the Company holds a shareholder advisory vote on the compensation paid to our NEOs.

Abstentions and broker non-votes will not have an effect on this vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

Other Procedural Matters

The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Company may recommend.  The Company’s Annual Report on Form 10-K, as filed by the Company with the SEC (excluding exhibits), is a portion of the Annual Report that is being made available, together with this Proxy Statement, to all shareholders entitled to vote at the Annual Meeting. However, such Annual Report, including the Annual Report on Form 10-K, is not to be considered part of this proxy solicitation material.

THE BOARD OF DIRECTORS

Las Vegas, Nevada

May 22, 2015

APPENDIX A

SECOND AMENDED & RESTATED ARTICLES OF INCORPORATION

Second Amended and Restated Articles of Incorporation

of

Cord Blood America, Inc.

The undersigned does hereby make, subscribe and file these Second Amended and Restated Articles of Incorporation:

ARTICLE I

Corporate Name

The name of this Corporation is:  Cord Blood America, Inc.

ARTICLE II

Principal Office and Mailing Address

The principal office and mailing address of the Corporation is: 1857 Helm Drive, Las Vegas, NV 89119.

ARTICLE III

Capital Stock

The total number of shares of capital stock which this Corporation shall have the authority to issue is TWO BILLION, EIGHT HUNDRED NINETY FIVE MILLION (2,895,000,000) shares, consisting of FIVE MILLION (5,000,000) shares of Preferred Stock having a par value of $0.0001 per share and TWO BILLION, EIGHT HUNDRED NINETY MILLION (2,890,000,000) shares of Common Stock having a par value of $0.0001 per share.

The Board of Directors of this Corporation is authorized, subject to the limitations prescribed by law, to provide further issuance of shares of Preferred Stock in series and, by filing articles of amendment pursuant to the applicable law of the State of Florida, to establish from time to time the number of shares of Preferred Stock to be included in each such series and to determine and fix the designations, powers, preferences and rights of the shares of each such series (including without limitation the voting rights, dividend rights and preferences, liquidation rights and preferences, and conversion  rights,  if any, thereof) and the qualifications, limitations and restrictions thereof.

All shares of Common Stock shall be identical with each other in every respect and the holders thereof shall be entitled to one vote for each share of Common Stock upon matters upon which the shareholders have the right to vote.

The holders of record of any outstanding shares of Preferred Stock shall be entitled to dividends if, when and as declared by the Board of Directors of the corporation at such rate per share, if any, and at such time and in such manner, as shall be determined and fixed by the Board of Directors of the corporation in the articles of amendment authorizing the series of Preferred Stock of which such shares are a part. No dividends shall be declared and paid, or declared and set aside for payment, on the shares of Common Stock unless and until all dividends, current and accumulated, if any, accrued on the outstanding shares of Preferred Stock shall be declared and paid or a sufficient amount shall have been set aside for the payment thereof.

In the event of any voluntary or involuntary liquidation dissolution or winding up of the corporation, the holders of record of the outstanding shares of Preferred Stock shall be entitled to receive such amount, if any, for each share of Preferred Stock, as the Board of Directors of the corporation shall determine and fix in the articles of amendment authorizing the series of Preferred Stock of which such shares of Preferred Stock are a part, and no more. If the assets of the corporation shall not be sufficient to pay to all holders of Preferred Stock the amounts to which they would be entitled in the event of a voluntary or involuntary liquidation, dissolution or winding up of the corporation, then the holders of record of each seri.es of Preferred Stock which is entitled to share in the assets of the corporation in any such event shall be entitled to share in the assets of the corporation to the extent, if any, and in the manner, determined by the Board of Directors of the corporation in the articles of amendment authorizing the series of Preferred Stock of which such shares are a part, and no more, and, in any such case, the holders of record of shares of Preferred Stock of the same series shall be entitled to share ratably in accordance with the number of shares of Preferred Stock of the series so held of record by them to the extent; if any, that the series is entitled to share in the assets of the corporation in such event. No payment shall be made to the holders of shares of Common Stock of the corporation in the event of the voluntary or involuntary liquidation, dissolution or winding up of the corporation unless the holders of record of shares of Preferred Stock shall have been paid the full amount to which they shall be entitled in such event or unless a sufficient amount shall have been set aside for such payment.

Upon the effectiveness of any "combination," as such term is defined in Section 607.10025(1) of the Florida Business Corporation Act , the authorized shares of the classes or series affected by the combination shall  be reduced or otherwise affected by the percentage by which the issued shares of such class or series were reduced as a result of the combination.

ARTICLE IV

Board of Directors

The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors consisting of not less than one nor more than fifteen persons. The exact number of Directors within the minimum and maximum limitations specified in the preceding sentence shall be fixed from time to time by the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors.

Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of Directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled by a majority vote of the Directors then in office, and the Directors so chosen shall hold office for a term expiring at the Annual Meeting of Shareholders at which the term of the class to which they have been elected expires. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.

Subject to the rights of the holders of any series of Preferred Stock then outstanding, any Director, or the entire Board of Directors, may be removed from office at any time, with or without cause, but only by the affirmative vote of the holders of not less than two-thirds of the voting power of all of the shares of the Corporation entitled to vote for the election of Directors.

Any action with respect to the election or removal of Directors required or permitted to be taken by the shareholders of this Corporation shall be effected at a duly called Annual or Special Meeting of the shareholders of this Corporation, and no such action may be effected by a consent in writing of such shareholders.

ARTICLE V

Indemnification

This corporation shall indemnify and hold harmless each and every one of its directors, officers, employees, attorney and agents to the fullest extent permitted by the laws of the State of Florida.

ARTICLE VI

Amendment

The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred on the shareholders of the Corporation hereunder are granted subject to this reservation. Notwithstanding the immediately preceding sentence of this Article VI, the provisions of Article IV, Article V and this Article VI of these Articles of Incorporation may not be amended, altered, changed or repealed in any respect, unless such amendment alteration, change or repeal is approved by the affirmative vote of the holders of not less than a majority of the voting power of all of the shares of the Corporation entitled to vote for the election of Directors.

ARTICLE VII

Registered Agent and Registered Office in Florida

The registered agent and the street address of the registered office of the Corporation in the State of Florida shall be: Incorp Services, Inc., 17888 67th Court North Loxahatchee FL 33470.

THIRD:  The foregoing Second Amended and Restated Articles of Incorporation were adopted by all of the members of the Board of Directors on May 22, 2015, and by in excess of two-thirds of the holders of the Common Stock of the Corporation (inclusive of Preferred Stock on an as converted basis) on July [__], 2015, pursuant to sections 607.0821 and 607.0704 of the Florida Business Corporation Act.

FOURTH:  The only voting group entitled to vote on the amendments contained in these Second Amended and Restated Articles of Incorporation was the holders of shares of Common Stock and Preferred Stock (on an as converted basis) of the Corporation; therefore, the number of votes cast for the amendment to the Corporation’s Articles of Incorporation was sufficient for approval.

IN WITNESS WHEREOF, the undersigned authorized officer of the Corporation has duly executed these Second Amended and Restated Articles of Incorporation on May ___, 2015.

Cord Blood America, Inc.

By:

     Name:

     Title:

Acceptance of Registered Agent

The undersigned, named as the registered agent in Article VII of the foregoing Articles of Amendment and Restatement, hereby accepts the appointment as such registered agent, and acknowledges that he is familiar with, and accepts the obligations imposed upon registered agents under, the Florida General Corporation Act, including specifically Section 607.0505 thereof.

IN WITNESS WHEREOF, the undersigned registered agent has executed this instrument on July ___, 2015.